MASSMUTUAL SELECT FUNDS
MassMutual Select Small Company Value Fund
(the “Fund”)
Supplement dated July 26, 2019 to the
Prospectus dated February 1, 2019 and the
Summary Prospectus dated February 1, 2019
This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus, and any previous supplements. It should be retained and read in conjunction with the Prospectus and Summary Prospectus, and any previous supplements.
The following information replaces the information for Class A in the Average Annual Total Returns table for the Fund found under Performance Information in the section titled Investments, Risks, and Performance (page 73 of the Prospectus):
Average Annual Total Returns
(for the periods ended December 31, 2018)
		One Year	Five Years	Ten Years
Class A	Return Before Taxes	-20.17%	1.06%	9.13%
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
B3001M-19-08
SCV-19-02